Exhibit 23-1

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-53501, File No. 33-43838, File No. 33-53435 and File No. 33-62892).




                                                  ARTHUR ANDERSEN LLP





New York, N.Y.
March 8, 1996
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